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Exhibit 31.1

Certification of the Chief Executive Officer Pursuant to
Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Annual Report on Form 10 K-SB of the Company for the annual period ended December 31, 2003 , as amended, (the Report) fully complies with the requirements of
Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

              				/s/   FLOYD D. WILKENSON
						          ---------------------------
              				Floyd D. Wilkenson
			      	        Authorized Agent/Sole Director
			      	        Appointed by Board of Directors on
                      March 19, 2004

Dated:  December 22, 2004



Certification of the Chief Financial Officer Pursuant to
Section 906 of the Sarbanes - Oxley Act of 2002

Pursuant to 18 U.S.C. 1350, as created by Section 906 of the Sarbanes - Oxley Act of 2002 the undersigned officer of Ludlum
Construction Co., Inc. (the "Company") hereby certifies that:

(i) the Annual Report on Form 10 K-SB of the Company for the annual period ended December 31, 2003 , as amended, (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of, and for, the periods presented in the Report.

              				/s/   FLOYD D. WILKENSON
						          ---------------------------
              				Floyd D. Wilkenson
			      	        Authorized Agent/Sole Director
			      	        Appointed by Board of Directors on
                      March 19, 2004

Dated:  December 22, 2004